EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF EMERALD ISLE EXPLORATION LTD.

In connection with the accompanying Quarterly Report on Form 10-Q of Emerald Isle Exploration Ltd. for the quarter ended July 31, 2014, the undersigned, Samuell Eads, President of Emerald Isle Exploration Ltd., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended July 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended July 31, 2014 presents, in all material respects, the financial condition and results of operations of Emerald Isle Exploration Ltd.

Date: September 12, 2014	By:	/s/ Samuell Eads
Name: Samuell Eads
Title: President, Chief Executive Officer, Secretary, Treasurer and Director (principal executive officer, principal financial officer, and principal accounting officer)